SIDLEY AUSTIN LLP 787 SEVENTH AVENUE NEW YORK, NY 10019 (212) 839 5300 (212) 839 5599 FAX	BEIJING BOSTON BRUSSELS CENTURY CITY CHICAGO DALLAS GENEVA FOUNDED 1866	HONG KONG HOUSTON LONDON LOS ANGELES NEW YORK PALO ALTO SAN FRANCISCO	SHANGHAI SINGAPORE SYDNEY TOKYO WASHINGTON, D.C.

October 13, 2015

VIA EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	BlackRock U.S. Opportunities Portfolio, a series of BlackRock FundsSM

(File Nos. 33-26305, 811-05742)

Ladies and Gentlemen:

On behalf of BlackRock FundsSM, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the Supplements to the Investor and Institutional Shares Prospectus, Service Shares Prospectus and Class R Shares Prospectus of BlackRock U.S. Opportunities Portfolio (the “Fund”) dated January 28, 2015, as filed pursuant to Rule 497(e) under the Securities Act of 1933 on October 1, 2015 (the “497 Filing”). The purpose of this filing is to submit the 497 Filing in XBRL for the Fund.

Any questions or comments on the 497 Filing should be directed to the undersigned at (212) 839-8615.

Very truly yours,

/s/ Jesse C. Kean
Jesse C. Kean

Enclosures

cc:	Benjamin Archibald, Esq.

BlackRock Advisors, LLC

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